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                                                                 EXHIBIT 10.29.1
                                                                       8/29/2002

                                    AMENDMENT

     THIS AMENDMENT (the "Amendment") is entered into as of _________, 2002, by and between Nationwide Mutual Insurance Company (the "Company") and Robert Oakley (the "Executive").

     WHEREAS the Company and the Executive have entered into an Employment Agreement dated as of January 1, 2000 (the "Employment Agreement"), and the parties now wish to amend the Employment Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree that the Employment Agreement is amended as follows:

     1. Section 2.3(b)(i) and Section 2.3(b)(ii) are deleted in their entirety.

     2. Section 2.3(b)(vi) is hereby amended to revise the last two sentences to read as follows:

     The benefits under this subsection (vi) shall be paid in the same forms and at the same times as Executive's benefits under the applicable Plans described above are paid (or would have been paid had Executive's interest in the applicable Plans been fully vested). The benefits payable under this subsection (vi) and subsection (vii) below shall not result in any duplication of benefits.

     3. Section 2.3(b)(vii) is amended by revising the last sentence to read as follows:

     The benefits under this subsection (vii) shall be paid in the same forms and at the same times as Executive's benefits under the applicable Nationwide Plans are paid (or would have been paid had Executive's interests in the applicable Plans been fully vested).

     4. Section 2.3(b) is amended by adding a new subsection (xvi) to the end to read as follows:

               (xvi) Executive shall receive an additional supplemental retirement benefit under this Agreement in the amount of $105,000 per year, computed as a single life annuity for Executive's lifetime, payable in monthly installments commencing at your termination date. This benefit shall be paid in the same form and at the same time as Executive's retirement benefit under the Nationwide Retirement Plan is paid. The Company shall convert the single life annuity into the form of benefit paid under the Nationwide Retirement Plan based on the assumptions, interest



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     rate and other methodology used for converting forms of benefits under the
     Nationwide Retirement Plan.

     5.   Section 3.4(b)(i) is revised in its entirety to read as follows:

               (i) Executive shall receive a lump sum cash payment equal to three times Executive's Compensation, reduced by the lump sum present value of the supplemental retirement benefit described in subsection (xvi) below. The lump sum present value of the supplemental retirement benefit described in subsection (xvi) below shall be computed by the Company based on the assumptions, interest rate and other methodology used for converting forms of benefits under the Nationwide Retirement Plan.

     6.   Section 3.4(b)(ii) is deleted in its entirety.

     7. Section 3.4(b)(vi) is revised by amending the last two sentences to read as follows:

     The benefits under this subsection (vi) shall be paid in the same forms and at the same times as Executive's benefits under the applicable Plans described above are paid (or would have been paid had Executive's interests in the applicable Plans been fully vested), as in effect immediately before the Change of Control. The benefits under this subsection (vi) and subsection (vii) below shall not result in any duplication in benefits.

     8. Section 3.4(b)(vii) is revised by amending the last sentence to read as follows:

     The benefits under this subsection (vii) shall be paid in the same forms and at the same times as Executive's benefits under the applicable Plans described above are paid (or would have been paid had Executive's interests in the applicable Plans been fully vested), as in effect immediately before the Change of Control.

     9. Section 3.4(b) is amended by adding a new subsection (xvi) to the end to read as follows:

               (xvi) Executive shall receive an additional supplemental retirement benefit under this Agreement in the amount of $105,000 per year, computed as a single life annuity for Executive's lifetime, payable in monthly installments commencing at your termination date. This benefit shall be paid in the same form and at the same time as Executive's retirement benefit under the Nationwide Retirement Plan is paid. The Company shall convert the single life annuity into the form of benefit paid under the Nationwide Retirement Plan based on the assumptions, interest

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     rate and other methodology used for converting forms of benefits under the
     Nationwide Retirement Plan.

     10. In all respects not amended, the Employment Agreement is hereby ratified and confirmed.

     WITNESS the following signatures:


                                            NATIONWIDE MUTUAL INSURANCE COMPANY

                                            By:
                                               ---------------------------------

                                            ------------------------------------
                                            Robert Oakley

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